                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement        / /  Confidential, for Use of the Commission
/x/  Definitive Proxy Statement              Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           Vineyard National Bancorp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

         -----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                V I N E Y A R D   N A T I O N A L   B A N C O R P

                             9590 Foothill Boulevard
                           Rancho Cucamonga, CA 91730

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To be Held October 29, 1996

      The Annual Meeting of the shareholders of Vineyard National Bancorp, Inc. will be held on Tuesday, October 29, 1996 at 4:00 P.M. at Red Hill Country Club, 8358 Red Hill Country Club Drive, Rancho Cucamonga, California 91730, to consider and act upon the following matters:

      1. To elect seven persons to the Board of Directors of the Bancorp to serve until the next Annual Meeting of shareholders and until their successors are elected and have qualified;

      2. To approve extending the term of the 1987 Incentive Stock Option Plan of Vineyard National Bancorp, a California corporation, for an additional ten
(10) years. The Plan is summarized more fully herein;

      3. To ratify the appointment of the accounting firm of Vavrinek, Trine, Day & Co. as auditors and as independent accountants for the year ending December 31, 1996;

      4. To transact any other business as may properly come before the meeting and any adjournments of it.

      Shares represented by properly executed proxies solicited by the Board of Directors of the Bancorp will be voted in accordance with the instructions specified in the following statement. It is the intention of the Board of Directors that shares represented by proxies which are not limited to the contrary will be voted in favor of electing the named persons as directors and on other matters as recommended by the Board.

      The Board of Directors has fixed the close of business on September 6, 1996 as the record date for determination of shareholders entitled to receive notice of, and to vote at, the meeting and any adjournment of it.

                                          By Order of the Board of Directors

                                          /s/ Soule Claude

                                          Soule Claude, Secretary

                  V I N E Y A R D N A T I O N A L B A N C O R P

                             9590 Foothill Boulevard
                           Rancho Cucamonga, CA 91730


                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Vineyard National Bancorp ("Bancorp"), a California corporation, to be used in voting at the Annual Meeting of shareholders to be held at 4:00 P.M., Tuesday, October 29, 1996 at the Red Hill Country Club, 8358 Red Hill Country Club Drive, Rancho Cucamonga, California 91730 and at any adjournment of such meeting.

Mailing

      It is anticipated that this Proxy Statement and Proxy will be mailed on or about September 19, 1996.

Shareholder Proposals

      Shareholder proposals for inclusion in this proxy statement for the Annual Meeting of shareholders in 1996 must have been received by the Bancorp no later than 5:00 P.M. on May 31, 1996.

      Shareholder proposals to be considered for inclusion in the proxy statement for the Annual Meeting of shareholders in 1997 must be received by the Bancorp no later than 5:00 P.M. on May 31, 1997.

Revocability of Proxy

      A proxy for use at the meeting is enclosed along with a return envelope for your convenience. Any shareholder who executes and delivers such proxy has the right to revoke it any time before it is exercised by filing with the Secretary of the Bancorp an instrument revoking it or a duly executed proxy bearing a later date. In addition, the powers of the proxy holders will be suspended if the person executing the proxy is present at the meeting and chooses to vote in person.

      Unless revoked, all shares represented by a properly executed proxy which is received in time for the meeting will be voted by the proxy holders in accordance with the instructions on the proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted in favor of the election of the nominees for directors set forth herein and if any other business is properly presented at the meeting, the proxy will be voted in accordance with the recommendations of management.

Persons Making the Solicitation

      THIS STATEMENT IS FURNISHED IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF THE BANCORP.

      The expense of preparing, assembling, printing, and mailing this proxy statement and the material used in this solicitation of proxies will be borne by the Bancorp. It is contemplated that proxies will be solicited through the mail, but officers and regular employees of the Bancorp and Bank may solicit proxies personally.

Voting Securities and Principal Holders

      Only shareholders of record at the close of business on September 6, 1996 are entitled to receive notice of and to vote at the Annual Meeting of shareholders. There were 1,862,643 shares of the Bancorp's no par value common stock issued and outstanding on September 6, 1996 which was set as the record date for the purpose of determining the shareholders entitled to receive notice and to vote at the meeting.

      Each holder of common stock will be entitled to one (1) vote in person or by proxy for each share of common stock standing in his or her name on the books of the Bancorp as of September 6, 1996, on any matter submitted to the vote of the shareholders.

      In electing directors, the shares are entitled to be voted cumulatively if a candidate's name has been properly placed in nomination prior to the voting and any shareholder present at the meeting has given notice of his or her intention to vote his or her shares cumulatively. If a shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting entitles a shareholder to give one (1) nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she sees fit. The seven (7) candidates receiving the highest number of votes will be elected.

      The Board knows of no person who beneficially owns more than five percent (5%) of the outstanding common stock of the Bancorp except as set forth in the following table which reflects information as of the end of the Bancorp's last fiscal year:

      (a)  Security Ownership of Certain Beneficial Owners (12/31/95)

===========================================================================================
                         Name and Address of      Amount and Nature of
Title of Class           Beneficial Owner         Beneficial Ownership     Percent of Class
===========================================================================================

Common Stock             Frank S. Alvarez             109,065(1)                 5.86%
                         1080 West 22nd Street
                         Upland, CA 91786

Common Stock             Charles L. Keagle            113,120(2)                 6.07%
                         2533 Vista Drive
                         Upland, CA 91786

Common Stock             Phillip Schlosser and        105,300                    5.65%
                         Elaine M. Schlosser
                         Route 1, Box 117
                         Redmond, Oregon 97756

-------------------------

(1) 109,065 includes 107,625 shares held by Louis M. Alvarez and Frank S. Alvarez as co-trustees of Emanuel Alvarez and Lorenza E. Alvarez trust and 1440 shares held as joint tenants by Frank S. and Encarnacion Alvarez.

(2) 113,120 includes 112,048 shares held by Charles L. Keagle and Linda J. Keagle as their community property; and 1072 shares held for their children with Charles L. Keagle as custodian, under the California Uniform Gifts to Minors Act.

      (b)  Security Ownership of Management (12/31/95).

=============================================================================================
                                                    Amount and Nature of
Title of Class            Name of Beneficial Owner  Beneficial Ownership     Percent of Class
=============================================================================================

Common Stock              Frank Alvarez (D)              109,065                    5.86%
Common Stock              Roland Noriega (D)              28,636(3)                 1.54%
Common Stock              Lester Stroh (D)                60,750(4)                 3.26%
Common Stock              Joel Ravitz (D)                 42,482(5)                 2.28%
Common Stock              Steven Sensenbach (D,O)         38,053                    2.04%
Common Stock              Jodie D. Smith (D)              14,000(6)                  .75%
Common Stock              Renny Thomas (D)                 5,700(7)                  .31%
Common Stock              Sara Ahern (O)                    None
Common Stock              Soule Claude (O)                   134                     .01%
Common Stock              Robert Schoeffler (O)                2               negligible

Directors & Officers                                     298,822                   16.04%
of the Bank as a Group(8)

-------------------

(3) Roland Noriega owns 8,640 shares directly and 19,996 as Trustee of the R. & F. Noriega Trust.

(4) Lester Stroh is the beneficial owner of 60,750 shares held in his account at a stock brokerage firm.

(5) Of this total, 19,668 are held by Quincy Cass Associates over which Mr. Ravitz exercises control.

(6) Jodie Smith owns 14,000 shares of which 11,327 are held in his account at a stock brokerage firm.

(7) Renny Thomas owns 5,700 of which 4,020 are held in his account at a stock brokerage firm and 600 shares for his son.

(8) Officers including the four named officers, as of December 31, 1995, hold options to purchase 76,420 shares in addition to the above, which will equal 375,242 shares or 20.15% if exercised.

(D)   Director

(O)   Officer

Election of Directors

      The Board of Directors has set the number of directors of the Bancorp at seven (7) which is within the number authorized by the Bylaws of the Bancorp. The directors who are elected will serve until the next Annual Meeting of shareholders and until their respective successors have been duly elected and qualified.

      Each of the nominees named herein has consented to be named in this proxy statement and has consented to serve as a director if elected. The following table sets forth certain information with respect to those persons who are nominees for election as directors.


=========================================================================================
                                                                              Current No.
                       Principal Occupation or Position          Bancorp        of Shares
       Name                  and Other Directorships          Director Since   (12/31/95)
=========================================================================================
Frank Alvarez, age 61   Certified Public Accountant.             1988           109,065
                        Retired from Bowen McBeth, Inc.
                        CPAs. He is also on the Board of
                        Directors of Casa Colina
                        Rehabilitation Hospital in
                        Pomona, California. He has been
                        a Bank Director since 1981.

Roland Noriega, age 55  Sole owner of Merchant's                 1993            28,636
                        Electric, an electrical
                        contracting firm in the City of
                        Commerce. He is also a member of
                        the Board of Directors of PMI,
                        an investment company. He has
                        been a Bank Director since 1993.

Joel Ravitz, age 50     Chairman of the Board and CEO of         1988            42,482
                        Quincy Cass Associates, Inc., a
                        Los Angeles based securities
                        broker dealer and a member of
                        National Association of
                        Securities Dealers. He is a Past
                        President and Director of
                        Therapeutic Living Centers for
                        the Blind, a non-profit
                        corporation and a member of Town
                        Hall of California and the Bond
                        Club of Los Angeles. He has been
                        a Bank Director since 1983.

Steven R. Sensenbach,   President and Chief Executive            1988            38,053
age 53                  Officer of Vineyard National
                        Bancorp and President and Chief
                        Executive Officer of Vineyard
                        National Bank. Mr. Sensenbach is
                        a past director of the Federal
                        Reserve Bank of San Francisco,
                        Los Angeles Branch. He is a
                        member of the Advisory Council
                        for the A. Gary Anderson
                        Graduate School of Management at
                        the University of California,
                        Riverside, was appointed a
                        Fellow of the A. Gary Anderson
                        GSM for 1992-93, and most
                        recently received the Graduate
                        School's first "Outstanding
                        Executive Achievement" award. He
                        has been a bank director since
                        1981.

=========================================================================================
                                                                              Current No.
                        Principal Occupation or Position       Bancorp         of Shares
        Name            and Other Directorships             Director Since     (12/31/95)
=========================================================================================
Jodie D. Smith, age 54  Co-owner of J & J Enterprises of         1994            14,000
                        Ontario specializing in the
                        manufacturing and sale of
                        stainless steel pickup truck
                        after market accessories. He is
                        also the owner of J & P
                        Developers, a building and
                        development company. Mr. Smith
                        is Vice President of Strait
                        Sound, Inc., a company dealing
                        with land planning and building
                        in the State of Washington. He
                        has been a Bank Director since
                        1994.

Lester Stroh, age 78    Chairman of the Board of                 1988            60,750
                        Vineyard National Bancorp. He is
                        a licensed physician and retired
                        Chairman of the Department of
                        Allergy at Southern California
                        Permanente Medical Group, Kaiser
                        Foundation Hospital, Fontana,
                        California. He has been a Bank
                        Director since 1981.

Renny Thomas, age 58    Executive Vice President and             1993             5,700
                        managing underwriter of
                        CAL/GROUP Dentafits, a dental,
                        vision and prescription
                        insurance and stop/loss
                        reinsurance facility. He is a
                        Past President and Director of
                        Mass Marketing Insurance
                        Institute. He is also a Director
                        of the Eye Care Network/Medical
                        Eye Services. He has been a Bank
                        Director since 1993.

Identification and Business Experience of Executive Officers of Vineyard National Bank

            1. Steven R. Sensenbach, age 53, is President and Chief Executive Officer of Vineyard National Bancorp and President and Chief Executive Officer of Vineyard National Bank. Mr. Sensenbach is a past director of the Federal Reserve Bank of San Francisco, Los Angeles Branch. He is a member of the Advisory Council for the A. Gary Anderson Graduate School of Management at the University of California, Riverside, was appointed a Fellow of the A. Gary Anderson GSM for 1992-93, and most recently received the Graduate School's first "Outstanding Executive Achievement" award.

            2. Robert Schoeffler, age 48, is the Executive Vice President/Senior Credit Administrator of the Bank and has served in this capacity since January, 1993. Mr. Schoeffler joined Vineyard National Bank in April, 1991 as Vice President/Manager of the Rancho Cucamonga branch and then became Senior Vice President/Commercial Lending before his current position. Before joining Vineyard National Bank Mr. Schoeffler worked in executive positions with other independent banks.

            3. Soule Claude, age 42, is presently the Corporate Secretary of Vineyard National Bancorp, holding this position since October, 1992. Mrs. Claude joined Vineyard National Bank in 1988 as Administrative Assistant to the President/CEO and is currently Executive Vice President/Chief Financial Officer.

            4. Sara Ahern, age 41, is the Senior Vice President and Cashier of Vineyard National Bank and has held this position since June, 1995. Mrs. Ahern joined Vineyard National Bank in June, 1993, as Vice President/Director of Operations and currently is its Senior Vice President/Cashier and Director of Operations.

      All of the above officers hold office at the pleasure of the Board of Directors.

Loans to Directors and Officers

      In the ordinary course of business the Bank has granted loans to certain directors and officers and the companies in which they are associated. Loans were made under the terms which are consistent with the Bank's normal lending policies. The following is information concerning the indebtedness of management in amounts exceeding $60,000 as of December 31, 1995, the end of the fiscal year.

=======================================================================================================
                   Relationship to                                       Interest Rate
                     Bancorp or        Type of            Amount of        Paid or        Balance as of
 Name                  Bank          Transaction         Transaction       Charged         12/31/95
=======================================================================================================

Frank Alvarez     Director            Personal
                                      Reserve Line        $  6,300        18.00%          $    -0-
                                      Commercial
                                      Loan to Bowen
                                      McBeth              $100,000        11.00%          $ 56,538
                                      Loan to
                                      Cucamonga           $150,000          8.5%          $148,226
                                      Investors
                                      (commercial
                                      real estate loan)

Marc Alvarez      Director's son      Installment         $ 11,100         7.25%          $  7,925
                                      Loan

Roland Noriega    Director            Commercial          $125,000         8.75%          $ 50,891
                                      Loan
                                      Personal
                                      Reserve Line        $  5,000        18.00%          $      0
                                      Commercial
                                      Loan                $800,000        10.0 %          $787,843

Joel Ravitz       Director            Commercial
                                      Loan                $ 25,592        11.50%          $ 25,592
                                      Commercial
                                      Loan                $ 80,000        11.5 %          $ 67,078
                                      Personal
                                      Reserve Line        $ 15,000        18.00%          $ 13,940
                                      Personal
                                      Reserve Line        $ 25,000        18.00%          $ 23,274

Steven R.         Director/Officer    401(e) Loan         $ 95,000         7.00%(9)       $ 95,000
Sensenbach
                                      Personal
                                      Reserve Line        $  4,000        18.00%          $      0
                                      Personal
                                      Reserve Line        $  1,000        18.00%          $  22.34

--------------
(9)     Fully secured by Mr. Sensenbach's Deferred Compensation Plan.

=======================================================================================================
                  Relationship to                                                       Balance as of
                    Bancorp or         Type of          Amount of      Interest Rate      12/31/95
    Name               Bank          Transaction       Transaction       Paid or           Charged
=======================================================================================================

Jodie D. Smith    Director            Personal
                                      Reserve Line        $    500         18.00%         $     0
                                      Installment
                                      Loan                $ 14,050          6.25%         $  2,527
                                      Commercial
                                      Real Estate
                                      Loan                $300,000         10.75%         $124,050

Committees of the Board of Directors

      The Bank, which is a subsidiary of the Bancorp, has a standing Audit Committee which has met quarterly during the previous fiscal year. The members of the Audit Committee are Frank Alvarez, Roland Noriega and Lester Stroh. The function of this Committee is to monitor the Bank's financial operations, receive reports from the Bank's independent certified public accountants, and to select outside auditors and accountants when necessary. Neither the Bancorp nor the Bank has a nominating committee or a compensation committee of the Board of Directors.

Meetings of the Board of Directors

      The total number of meetings of the Board of Directors of the Bancorp including regularly scheduled and special meetings during the last full fiscal year was 12. In addition, the Board of Directors of the Bank had 13 regularly scheduled and special meetings. No director during the last full fiscal year attended fewer than eighty-eight percent (88%) of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the board on which that director served.


                             EXECUTIVE COMPENSATION
                           Summary Compensation Table

      The following table sets forth compensation information for the executive officers of the Bank, which is the sole subsidiary of the Bancorp, for the last three (3) year period ending December 31, 1995 for those executive officers with compensation in excess of sixty thousand dollars ($60,000) a year.

                                                                Long Term
                                 Annual Compensation          Compensation
Name and
Principal Position           Year     Salary      Bonus     Stock Options (#)
------------------           ----    --------    -------    -----------------
Steven R. Sensenbach         1995    $200,000    $89,764          54,533(10,11)
President/Chief Executive    1994    $200,000        -0-          40,500
Officer/Director             1993    $200,000    $85,961          35,500

Robert Schoeffler            1995    $ 72,000        -0-           1,440(11)
Executive Vice President     1994    $ 96,100        -0-           1,200
                             1993    $ 80,520    $30,000           1,200

---------------
(10) The number of options increased because Mr. Sensenbach receives 5,000 options per year per his employment contract. The 1995 number reflects the 6 for 5 stock split of August 31, 1995.

(11)  August 31, 1995 the 6 for 5 split is reflected.

Termination of Employment and Change of Control Arrangement

      At any time during the term of Mr. Sensenbach's employment agreement, the Board of Directors may terminate his employment with or without cause. However, if the termination is without cause, then Mr. Sensenbach is entitled to severance pay equal to one year's salary or if the remaining term is less than one year, the amount will be prorated.

Approval of Extending Term of the 1987 Incentive Stock Option Plan

      The Board of Directors recommends extending the term of the 1987 Incentive Stock Option Plan for an additional ten (10) years. Accordingly, proxies given to management will be voted in favor of extending the term of the 1987 Incentive Stock Option Plan, a summary of which follows:

                                  Introduction

      The existing stock option plan was approved by the shareholders in 1987 for a term of ten (10) years (the "Plan"). Therefore, the Plan is scheduled to terminate on September 30, 1997. The purpose of the Plan is to strengthen Vineyard National Bancorp by providing incentive stock options as a means of retaining and attracting key employees and certain officers in today's competitive market. Accordingly, the Board believes it is in the best interest of the corporation to extend the term of the 1987 Plan for an additional ten
(10) years.

      Subject to approval by the holders of the majority of the outstanding shares of the Bancorp entitled to vote, the Directors have approved a resolution extending the term of the 1987 Incentive Stock Option Plan for an additional ten
(10) years. The Plan provides for granting of options to purchase shares of the Bancorp's common stock at an option price per share which is not less than one hundred percent (100%) of the fair market value of the stock at the time the option is granted.

      As of September 6, 1996 the aggregate number of shares available to be issued pursuant to options granted under the 1987 Plan was 53,303 shares of the common stock of the corporation after making adjustments for stock splits. If all options subject to grant under the Plan are granted and the options are exercised to purchase stock, the shares of stock so issued would constitute no more than ten percent (10%) of the Bancorp's outstanding common stock. Extending the term of the 1987 plan will not change the number of shares available to be issued pursuant to options under this Plan.

                               Summary of the Plan

      The Plan shall be administered by a committee appointed from time to time by the Board of Directors. None of the committee members may participate in the Plan. Only full-time salaried officers or full-time salaried employees of the Bancorp and/or the Bank are eligible for participation in the Plan. No member of the Committee or of the Board of Directors shall be liable for any action or determination made in good faith, and the members shall be entitled to indemnification and reimbursement in the manner provided under applicable law.

      The purchase price of stock subject to each option shall be not less than one hundred percent (100%) of the fair market value (determined by the Board under any reasonable valuation method) of the stock at the time the option is granted. Options shall be exercisable in such installments and upon other conditions as the Stock Option Committee shall determine. Options will expire on a date as the Board of Directors may determine, but not later than six (6) years from date of grant.

      Each person to whom an option is granted must agree at the request of the Bancorp and/or Bank to remain in the continuous employ of the Bancorp and/or Bank following the date of the granting of the option for a period of not less than two (2) years.

      Options under the plan shall not be assignable by the optionee during the optionee's lifetime. In the event of the death of the optionee, the option may be exercised within one (1) year after the date of the death by the person or persons to whom his or her rights under the option shall have passed by will or by the laws of descent and distribution. If an optionee's employment with the Bancorp and/or Bank ceases for any reason other than the optionee's death or discharge for cause, his or her option shall expire not later than thirty (30) days thereafter. During this thirty (30) day period, the option is exercisable only as to those installments, if any, which had accrued as of the date the optionee ceased to be employed by the Bank and/or Bancorp. If an optionee's employment by the Bank and/or Bancorp is terminated for cause, his or her option shall expire concurrently with the discharge for cause.

      Upon the dissolution or liquidation of the Bancorp or upon reorganization, merger or consolidation with one or more corporations as a result of which the corporation is not the surviving corporation, or upon a sale of substantially all of the property of the corporation, this Plan shall terminate and any option granted under it shall terminate unless provision is made in connection with the transaction for the assumption of the options granted or the substitution of new options covering the stock of a successor corporation or a parent or subsidiary with appropriate adjustments as to number and kind of shares and prices. Adjustments under these conditions shall be made by the Board whose determination as to the adjustments shall be final, binding and conclusive.

      If the outstanding shares of the stock of the corporation are increased, decreased or changed into or exchanged for a different number of kind of shares or securities of the corporation through reorganization, merger, recapitalization, reclassification, stock split up, stock dividends, stock consolidation or otherwise, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which options may be granted. A corresponding adjustment changing the number or kind of shares in the exercise price per share allocated to unexercised options or portions thereof which shall have been granted prior to such change shall likewise be made.

      The Board of Directors shall have the right of first refusal to purchase any shares of stock of an optionee who desires to sell or transfer his or her shares which were purchased as a result of any option granted. The price shall be at the then current fair market value of the shares as determined by the Board of Directors.

      The Board of Directors of the Bancorp reserves the right to suspend, amend, or terminate the Plan and, with the consent of the optionee, make any modifications to the terms and conditions of each option as it deems advisable, with certain exceptions which may be amended only with the consent of a majority of the outstanding shareholders.

      Options to be granted under the Plan will not be "qualified stock options" within the meaning of Section 422 and other sections of the Internal Revenue Code, as amended and optionees will not be entitled to the favorable tax treatment allowed in connection with the exercise of "qualified stock options."

      This description is intended to highlight and summarize the principal terms of the Plan. For further information, shareholders are referred to the copy of the Plan which is available for inspection at the Bank.

      The extension of the term of the 1987 Incentive Stock Option Plan shall become effective when approved by the holders of a majority of the outstanding shares of common stock of the Bancorp entitled to vote and shall terminate upon the end of the extension which will be October 28, 2006, which is about ten years after the present date of the meeting of shareholders at which time the Board believes the shareholders will approve the extension.

      By approving the extension of the term of the 1987 Incentive Stock Option Plan, the shareholders authorize the officers and directors to execute and file documents and to do acts required of them to carry out and perform the Plan as approved.

                     AGGREGATED OPTION EXERCISES DURING 1995
                     AND OPTION VALUES AT DECEMBER 31, 1995

=======================================================================================================================
                                                                                               Value of Unexercised
                                                           Number of Unexercised              In-the-Money Options
                Shares Acquired                             Options at 12/31/95 (#)                at 12/31/95
 Name            on Exercise (#)    Value Realized ($)    Exercisable/Unexercisable          Exercisable/Unexercisable
=======================================================================================================================

Steven R.                   0                 None            54,533 (48,544 at $2.92)(12)    Option price is not less
Sensenbach                                                           (600 at $2.60)           than fair market value on
                                                                                              the date of granting of
                                                                                              the option.(13)
Robert Schoeffler           0                 None             1,400 (1,400 at $6.25)

Sara Ahern                  0                 None                        -0-

Soule Claude                0                 None             1,869 (1,869 at $2.92)

Deferred Compensation

      During 1987, the Bank established a non-qualified, unfunded deferred compensation plan for certain key management personnel and non employee directors whereby they may defer compensation which will then provide for certain payments upon retirement, death or disability. The plan provides for payments for fifteen years commencing upon retirement, death or disability. The plan provides for reduced benefits upon early retirement, disability or termination of employment.

      Effective September 1, 1990 the Bank adopted a new deferred compensation plan with similar provisions of the 1987 plan except that the Bank may make matching contributions of 25%14 of officers' deferrals up to a maximum of 5% and 50%15 of senior officers' deferrals to a maximum of 10%. The Bank's contribution, in the aggregate, for all Participants shall not exceed 4% of compensation of all Bank employees. Each Participant contributes a minimum of $1,000 annually to the plan. The deferred compensation expense was $138,833 ($81,911 net of income taxes); $107,057 ($81,214 net of income tax); and $90,883
($53,621 net of income taxes) for the years ended December 31, 1995, 1994 and 1993, respectively.

Defined Contribution Plan

      Effective August 1, 1990, the Bank established a qualified defined contribution plan (401(k) Retirement Savings Plan) for all eligible employees. Employees contribute from 1% to 15%16 of their compensation with a maximum of $9,50017 annually. The Bank's contributions to the plan are based upon an amount equal to 25%18 of each participant's eligible contribution for the plan year not to exceed 2% of the employee's compensation. The Bank's matching contribution will become vested at 20% per year with full vesting after five years. The expense was $36,070 ($21,281 net of income taxes); $34,533 ($26,197 net of income taxes); and $35,509 ($20,950 net of income taxes) for the years ended December 31, 1995, 1994, and 1993, respectively.

---------------------

(12) On January 20, 1994, the Board of Directors elected to cancel existing stock options, at the holders request, and reissue new stock options at a price of $3.50 per share, ($2.92 after giving retroactive effect for the six for five stock split).

(13) The price of Bancorp's common stock as of December, 1995 ranged from a low of $2.60 to a high of $3.88 (See Annual Report).

(14)  Reduced from 50% to 25% on June 30, 1995.

(15)  Reduced from 100% to 50% on June 30, 1995.

(16)  Increased from 12% to 15% on June 30, 1995.

(17)  Increased from $9,240 to $9,500 based on IRS ruling.

(18)  Reduced from 50% to 25% on June 30, 1995.

Compensation of Directors

            (1)   Standard Arrangements.

            All members of the Board of Directors have been paid $750 for monthly meetings of the bank. No additional payments have been made to the Directors for attending meetings of the Bancorp. Directors who are members of special committees are paid $300 per meeting for attending those committee meetings.

            (2)   Other Arrangements.

            Lester Stroh, as Chairman of the Board of Directors of the Bank, has use of a company car. However, a percentage of personal use is reported as income to Dr. Stroh. There are no other arrangements.

Independent Accountants

      Vavrinek, Trine, Day and Company has served as the Bancorp's independent accountants since their appointment from the inception of the Bancorp. The Board of Directors has selected Vavrinek, Trine, Day and Company ("VTD") as the Bancorp's independent accountants for the year ending December 31, 1996. Ron White, who will be representing VTD, will be present at the meeting to respond to questions and will have an opportunity to make a statement if he desires to do so.

      Audit services of VTD for 1995 included the examination of the consolidated financial statements, services related to filings with the Securities and Exchange Commission, and the performance of limited reviews of the Bancorp's quarterly unaudited financial information.

      The Bancorp's Board of Directors recommends a vote FOR the proposal to ratify the selection of Vavrinek, Trine, Day and Company as the Bancorp's independent accountants for the year ending December 31, 1996.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain of its officers and persons owning more than 10 percent of a registered class of the Company's stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC").

      Based on a review of copies of forms furnished to the Company or a representation that no reports were required, the Company believes that there was compliance with this requirement.

Attorneys

      Buxbaum & Chakmak, a law corporation, of Claremont and Newport Beach, California has been appointed as the general counsel for the Bank and Bancorp.

Financial Information and Incorporation by Reference

      The 1995 Annual Report to shareholders of Vineyard National Bancorp for Vineyard National Bank, the wholly owned subsidiary of the Bancorp, for the year ended December 31, 1995, including the financial statements and related statements of income attached as part of those financial statements prepared in conformity with generally accepted accounting principles has previously been furnished to shareholders. The information from the Annual Report is incorporated herein by reference.

      WITHOUT CHARGE TO ANY SHAREHOLDER, THE BANCORP WILL PROVIDE A COPY OF ITS 1995 ANNUAL REPORT UPON THE WRITTEN REQUEST OF THE SHAREHOLDER. IN ADDITION, A SHAREHOLDER MAY REQUEST FROM THE BANCORP WITHOUT CHARGE A COPY OF THE FORM 10-K STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ATTACHED EXHIBITS ARE LENGTHY SO COPIES OF THE EXHIBITS WILL BE PROVIDED ONLY UPON PAYMENT OF COPYING COSTS. THE REQUEST SHOULD BE DIRECTED TO SOULE CLAUDE, SECRETARY OF VINEYARD NATIONAL BANCORP, POST OFFICE BOX 727, RANCHO CUCAMONGA, CALIFORNIA 91729.

Other Matters

      The Board of Directors knows of no other matters to be presented to the meeting other than those set forth above. However, if other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendations of the Board of Directors, and authority to do so is included in the proxy.

Dated:_______________________            Vineyard National Bancorp





                                        /s/ Soule Claude
                                        ----------------------------------
                                        Soule Claude, Secretary

                                    IMPORTANT

      EVEN THOUGH YOU EXPECT TO ATTEND THE ANNUAL MEETING, IT IS URGENTLY REQUESTED THAT WHETHER YOUR SHAREHOLDINGS ARE LARGE OR SMALL, YOU PROMPTLY FILL IN, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. THIS WILL SAVE THE COMPANY THE EXPENSE OF FOLLOW-UP NOTICES.

                        VINEYARD NATIONAL BANCORP PROXY
                9590 Foothill Blvd., Rancho Cucamonga, CA 91730

     THIS PROXY IS SOLICITED ON BEHALF OF THE BANCORP'S BOARD OF DIRECTORS.

          The undersigned appoints Lester Stroh and Frank S. Alvarez, or either of them, as proxies with full power of substitution, to vote and act with respect to all shares of Vineyard National Bancorp held of record September 6, 1996, at the Annual Meeting of the shareholders on October 29, 1996 or any adjournment, including all powers the undersigned would possess if personally present, as follows:

[ ] Authorize to vote for     [ ] Withhold authority to    1. To elect as a group the seven (7) persons nominated to the Board
    the nominees as a             vote for the nominees       of Directors to serve until the next annual meeting of shareholders
    group                         as a group                  as proposed by management in the Proxy Statement OR if you choose not to grant or withhold authority to vote for the nominees as a group, you may indicate next to the name of each nominee below whether you would grant or withhold authority to vote for the individual nominee.

[ ] FOR                       [ ] AGAINST                   2. To approve extending the term of the 1987 Incentive Stock Option
                                                               Plan of Vineyard National Bancorp, a California corporation, for an additional ten (10) years.

[ ] FOR                       [ ] AGAINST                   3. To ratify the appointment of the accounting firm of Vavrinek,
                                                               Trinc, Day & Co. as auditors and as independent accountants for the year ending December 31, 1996.

                                                             Authorize to vote       Withhold authority to
                                                              for the nominee        vote for the nominee
                                                                   [ ]                       [ ]            Frank Alvarez
                                                                   [ ]                       [ ]            Roland Noriega
                                                                   [ ]                       [ ]            Joel Ravitz
                                                                   [ ]                       [ ]            Steven Sensenbach
                                                                   [ ]                       [ ]            Jodie D. Smith
                                                                   [ ]                       [ ]            Lester Stroh
                                                                   [ ]                       [ ]            Renny Thomas

    PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE POSTAGE PREPAID
                               ENVELOPE PROVIDED.



          This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted for the seven (7) nominees for the Board of Directors, approval of the extension of the 1987 Incentive Stock Option Plan and for the ratification of the accounting firm.

          If any other business is presented at the meeting, this Proxy shall be voted in accordance with recommendations of the Board of Directors.

          When signing as an attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. When shares are held by joint tenants, both should sign.


Dated:________________, 1996     ___________________________________________
                                 (Signature of Shareholder)


Number of Shares:___________     ___________________________________________
                                 (Please print name)


                                 ___________________________________________
                                 (Signature of Shareholder)


                                 ___________________________________________
                                 (Please print name)

I (We) ________ plan to attend the Annual Meeting of the shareholders.
       (number)

                            IMPORTANT -- PLEASE SIGN